Clean in Competitive Markets Chris Crane, President Edison Electric Institute Financial Conference November 1-2, 2010 Exhibit 99.1

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2009 Annual Report on Form 10-K in (a) ITEM 1A.
Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results
of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon’s
Third Quarter 2010 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A.  Risk
Factors, (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of
Financial Condition and Results of Operations and (c) Part I , Financial Information, ITEM 1. Financial
Statements: Note 13 and (3) other factors discussed in filings with the Securities and Exchange
Commission (SEC) by Exelon Corporation, Commonwealth Edison Company, PECO Energy
Company and Exelon Generation Company, LLC (Companies). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.
This presentation includes references to adjusted (non-GAAP) operating earnings and non-GAAP cash flows that exclude the impact of certain factors. We believe that these adjusted operating earnings and cash flows are representative of the underlying operational results of the Companies.
Please refer to the appendix to this presentation for a reconciliation of adjusted (non-GAAP) operating earnings to GAAP earnings. Please refer to the footnotes of the following slides for a reconciliation non-GAAP cash flows to GAAP cash flows.

EPA
Transmission
Renewable Portfolio Standards
Carbon

Exelon’s Protect and Grow strategy considers
existing and potential energy policy to create
long-term value
Advocacy and generation
optimization around
environmental regulations
Largest nuclear uprate
program in the industry
Utility investment and
regulated recovery
Renewables acquisition at
attractive valuation
Transmission investment
across the business
Exelon 2020 identifies the most rational economic options to deliver shareholder value as energy policy turns toward clean energy and affects competitive markets

Capacity (MW)
2000+
1990-1999
1980-1989
1970-1979
1960-1969
1950-1959
1940-1949

None, 51%
SCR/SNCR,
20%
FGD &
SCR/SNCR,
15%
FGD Only,
14%
0
5,000
10,000
15,000
20,000
25,000
30,000
> 300 MW (54 GW)
< 300 MW (21 GW)
4
Older, smaller coal units are likely to retire as
EPA implementation dates approach
EPA regulations make retirement economically rational for approximately
11 GW of PJM coal plants, beginning the transition to clean energy
PJM Coal Capacity by Age
75 GW Total
Environmental Controls on PJM
units < 300 MW
(1)
(1) Includes flue gas desulfurization (FGD), selective catalytic reduction (SCR), and selective noncatalytic reduction (SNCR); status will vary based on data source.
Sources: Energy Velocity, Exelon estimates
~11 GW
Year in Service

2015 PJM Supply Stack (Illustrative)
Variable Operating Cost ($/MWhr)
$250
$200
$150
$100
$50
$0
PJM 2015 Net Energy Forecast
PJM 2015 Peak Forecast
0
20,000
40,000
60,000
80,000
100,000
120,000
140,000
160,000
180,000
200,000
Cumulative Operating Capacity (MW)
Renew/Hydro/Wind
Nuclear
Coal
Gas
Oil
Exelon

5 5
A shift in the PJM dispatch stack as coal
retires benefits Exelon’s clean nuclear fleet
Sources: CEMS, Energy Velocity, SNL, Exelon estimates
Note: PJM Supply Stack based on existing capacity and expected retirements.
Environmental costs and
coal retirements will shift
the dispatch stack
causing energy prices to
rise $5-7/MWh

$134
$74
$110
$174
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
2010/2011 2011/2012 2012/2013 2013/2014 2014/2015E
0
50
100
150
200
250
300
PJM capacity auction will also send market price
signals to incent new, clean generation
RPM = Reliability Pricing Model, RTO = Regional Transmission Organization (i.e. Rest of Pool), MAAC = Mid-Atlantic Area Council, EMAAC = Eastern Mid-Atlantic Area Council
Note: Data contained on this slide is rounded.
PJM RPM Capacity Prices and Revenues
(1)
Capacity by Region Eligible for 2014/15
RPM Base Residual Auction
(2)
7%
42%
51%
RTO EMAAC MAAC
8,700 MW
1,500 MW
10,300 MW
(3)
While results are largely dependent on bidding behavior, Exelon expects increasing capacity prices beginning in the 2014/15 planning year as coal generators evaluate environmental compliance costs
~$400 – $800M
Increase
Revenue
(Left axis)
$180 -
240
(1) Weighted average $/MW-Day would apply if all owned generation cleared. Prices are rounded.
(2) All generation values are approximate and not inclusive of wholesale transactions; All capacity values are in installed capacity terms (summer ratings) located in the areas and adjusted for mid-year PPA roll-offs. John Deere Renewables’ capacity is not included.
(3) Reflects decision in December 2009 to permanently retire Cromby Station and Eddystone Units 1&2 as of 5/31/11. None of these 933 MW cleared in the 2011/2012 or 2012/2013 auctions.

Post-MACT Real Required ATC Price (Energy + Capacity)
$0
$20
$40
$60
$80
$100
$120
$140
$160
0 20 40 60 80 100 120 140 160 180 200 220 240 260 280
TWh
Energy Efficiency
Uprates
Coal Retirement
CCGT
Coal-to-Gas Redispatch
Merchant Wind
New Nuclear
Solar
Clean Coal
Exelon 2020 Supply Curve shows how PJM
can clean the dispatch stack
Supply Curve shows
the increasing
energy and capacity
prices needed to
make clean energy
investments
economic
Exelon is focused on
the lowest cost
alternatives
The supply curve is guiding Exelon’s strategy and investment decisions, including nuclear uprates, energy efficiency and coal retirements
1
1
2
3
3
Note: Represents a single economic and power market outlook, which is indicative of a range of scenarios.  See slide 40 for additional details.
CCGT = Combined Cycle Gas Turbine, HAPs MACT = Hazardous Air Pollutant Maximum Achievable Control Technology as designated by the EPA.
1 Energy efficiency
2
Exelon’s uprate investments
Exelon Investments
3
Coal retirements resulting from Transport
Rule and HAPs MACT, respectively;
includes Eddystone and Cromby

Post-MACT Real Required ATC Price (Energy + Capacity)
$0
$20
$40
$60
$80
$100
$120
$140
$160
0 20 40 60 80 100 120 140 160 180 200 220 240 260 280
TWh
Energy Efficiency
Uprates
Coal Retirement
CCGT
Coal-to-Gas Redispatch
Merchant Wind
New Nuclear
Solar
Clean Coal
Exelon’s nuclear uprate program is one of the most
economically attractive ways to add clean generation
in PJM
1,300 – 1,500 2015-17
325 2012
405 2013
430 2014
200 2011
Uprate MWs to be brought on
line (cumulative)
(1)
Year
Unique: Size and scale of nuclear fleet is a competitive advantage
Economic: IRRs meet hurdle rate under a number of gas and power price scenarios
Flexible: A series of 19 separate projects across all but 1 of our nuclear plants
Low Risk: Not contingent on loan guarantees to merchant plants
Earnings Accretive: For EPUs only, annual EPS impact of $0.30 - $0.50 per share once all MW online
Exelon’s nuclear uprates are another example in Exelon’s long history of effective capital stewardship
(1) Includes TMI and Clinton Extended Power Uprates, which are currently under review.

Exelon

ComEd
An Exelon Company

PECO
An Exelon Company

ComEd and PECO play a key role in support of
clean, competitive markets
West Loop Phase II – supporting
reliability
• Ensures reliable service to the Chicago Central
Business District in the event that Fisk and Crawford
stations
(1)
become unavailable
• Estimated cost of $178M
• Late 2011 expected in-service date
• Immediate benefits including redundancy
Electric Vehicles – exploring
opportunities for infrastructure
investment
• ~$3M in Federal stimulus funds to expand green fleet
• Deploy vehicle smart charging stations
• Study vehicle performance, environmental and
electrical load effects
Upgrades related to ExGen’s Cromby and
Eddystone retirements
(2)
– ensuring
reliability of the grid
• Facilities identified and plans approved by PJM
• Total estimated cost of $44M
• All projects under construction or in engineering status
Smart Grid – delivering customer-valued
services
• ~$200M in Federal stimulus funds for deployment
• Operational improvements and efficiency gains will
allow continued cost savings
• Programs will enable customers more control over
usage and rate structures
Our utilities are advancing regulatory recovery for Smart Grid investments and investing in system improvements to protect and grow value
(1) Crawford and Fisk generating stations are owned and operated by Midwest Generation, a subsidiary of Edison International.
(2) Cromby Units 1 and 2 to retire effective 5/31/11 and 12/31/11, respectively.  Eddystone Units 1 and 2 to retire effective 5/31/11 and 6/01/12, respectively.
Investing in Transmission
Investing in New Technologies

RPS Requirements and Wind Projections
0
5,000
10,000
15,000
20,000
2010 2011 2012 2013
0
5,000
10,000
15,000
20,000
Wind Projection -
East MISO and PJM
Wind Projection -
West MISO and
ComEd
Existing Wind - East
MISO and PJM
Existing Wind - West
MISO and ComEd
Required Wind MW
of State RPS
10
Acquisition of John Deere Renewables (JDR) positions
Exelon as a key player in the US wind market
Exelon’s future development of our wind pipeline will be compatible with the price signals of the Exelon 2020 supply curve and will require PPAs to be in place
$150M/year EBITDA run-rate from
JDR
(1)
Only moderate wind growth
expected through 2013
• Additional 4 GW in PJM and
MISO from 2011-13
• Renewable Portfolio Standards
(RPS) are met through 2013
Incremental development largely
dependent on transmission and cost
allocation
Federal RPS could accelerate
transmission development decisions
JDR Acquisition Key Dates:
Texas regulatory approval filed 9/17
FERC/HSR approval filed 9/30
Financing completed 9/30
Projected closing December 2010
(1) Including Production Tax Credits and Michigan development projects.

Exelon

Reliability Interregional Transmission Extension (RITE) Line

Chicago
South Bend
Byron
Nelson
Collins
Kewanee
Pontiac
Meadow Lake
Blue Creek
Greentown
Sullivan
Indiana – 104 Miles, 2 Substations, ~$400M
Illinois – 314 Miles, 4 Substations, ~$1.2B
Pioneer – MISO MVP Project

RITE Line
2010
2011
2012
2013
2014
2015
2016
2017
2018
Establish Definitive Agreement Between Exelon & ETA
FERC Final Rule on NOPR
PJM Compliance Filing
FERC Incentive Filing
RTEP Approval in 2011 or 2012 depending on PJM planning criteria
Pursue PJM RTEP Approval
Time length is dependent on:
1. Land negotiations
2. Receipt of State Certifications
State Local Outreach & Project Siting
Construction can range from 3-5 yrs depending on the length of time needed to site the project
Construction
Line can be in-serviced in phases
In-Service

11 11
Exelon is pursuing backbone high-voltage
transmission investment in the Midwest
First anchor project from the
SMARTransmission Study
Memorandum of Understanding signed
with ETA (AEP & MidAmerican joint
venture company) to pursue the project
~420 miles of 765kV transmission
stretches from Northern Illinois to Ohio.
The RITE Line will be built from the
existing 765kV system in Ohio in the East
to the West
Ensures reliability, enables states to meet
RPS standards, and supports the
integration of more renewables
Total Investment ~$1.6 billion
• ComEd/Exelon ~$1.1 billion
• AEP/ETA ~$500 million
FERC incentive rate joint filing anticipated
for 1Q 2011
Transmission investment via the “RITE Line” creates value for Exelon and supports further clean energy development
Note: ETA = Electric Transmission America

Corporate
$100 , 1%
Regulated - Base
Capital (incl. New
Business)
$5,725 , 45%
ExGen Base Capex
(excl. Nuclear Fuel)
$3,225, 26%
Regulated - Smart
Grid/Energy
Efficiency
$375 , 3%
Investment in
Renewables
$1,400 , 11%
Uprates
$1,775, 14%
Exelon’s investments in clean energy and
competitive markets create value
Nearly 30% of total
non-fuel capital
expenditures
supports our goal
of being clean in
competitive
markets
When combined with proactive efforts to inform and shape policy, Exelon has allocated resources to the areas where its long-term value is maximized
Note: Uprates excludes TMI and Clinton Extended Power Uprates, which are under review.  Investment in Renewables includes $900 million acquisition of John Deere Renewables, which is expected to close in 4Q10, and related development capital expenditures.
2010 – 2013 Exelon Investment
$ millions
• IRRs range
from 11 – 16%
• John Deere Renewables
contributing $150M run-
rate EBITDA
(1)
• Regulated returns at
ComEd and PECO
(1) Including Production Tax Credits and Michigan development projects.

$1.76
$0.85
$0.88
$0.96
$1.26
$1.60
$1.60
$2.03
$2.10 $2.10
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010E
Strong, stable dividend remains a key
component of shareholder value return
Note: CAGR= Compound Annual Growth Rate. Chart represents dividends per share paid by Exelon for 2001-2009 and expected dividend for 2010, which is subject to Board approval.
(1) Dividend yield as of October 25, 2010. Competitive Integrated Yield average includes AYE, CEG, EIX, ETR, FE, NEE, PPL, and PEG. Regulated Integrated Yield
average includes AEP, AEE, D, DTE, DUK, PCG, PGN, SO, WEC, and XEL.
(2) 2001 dividend excludes $0.065 per share pro-rata dividend related to the Unicom-PECO merger.
Exelon currently offers one of the highest yields among its peers
Dividend Yield
(1)
Exelon: 5.1%
Competitive Integrateds: 4.4%
Regulated Integrateds: 4.6%
Historical CAGR (2001-2010) ~10%
(2)

14 Financial and Operating Data * * * * * * * * * * *

The Exelon Companies
’09 Earnings: $2,092M
’09 EPS: $3.16
Total Debt:
(1)
$3.7B
Credit Rating:
(2)
BBB
Nuclear, Fossil, Hydro & Renewable Generation
Power Marketing
‘09 Operating Earnings: $2.7B
‘09 EPS: $4.12
Assets:
(1)
$50.9B
Total Debt:
(1)
$12.9B
Credit Rating:
(2)
BBB-
Note: All ’09 income numbers represent adjusted (Non-GAAP) Operating Earnings and EPS. Refer to slide 91 for reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
(1) As of September 30, 2010.
(2) Standard & Poor’s senior unsecured debt ratings for Exelon and Generation and senior secured debt ratings for ComEd and PECO as of October 26, 2010.
Pennsylvania
Utility
Illinois
Utility
’09 Earnings: $356M $354M
’09 EPS: $0.54 $0.54
Total Debt:
(1)
$5.3B $2.6B
Credit Ratings:
(2)
A- A-

Exelon

Exelon Generation

ComEd An Exelon Company

PECO An Exelon Company

Mid-Atlantic Capacity
Owned: 11,034 MW
Contracted: 336 MW
Total: 11,370 MW
16
Multi-Regional, Diverse Company
Note: Owned megawatts as of December 31, 2009 based on Generation’s ownership, using annual mean ratings for nuclear units (excluding Salem) and summer ratings for Salem and the fossil and hydro units.
Does not include megawatts from acquisition of John Deere Renewables announced on August 31, 2010.
Midwest Capacity
Owned: 11,412 MW
Contracted: 2,900 MW
Total: 14,321 MW
ERCOT/South Capacity
Owned: 2,222 MW
Contracted: 2,917 MW
Total: 5,139 MW
New England Capacity
Owned: 182 MW
Electricity Customers: 1.6M
Gas Customers:          0.5M
Electricity Customers: 3.8M
Generating Plants
Nuclear
Hydro
Coal
Gas/Oil Intermediate
Peakers
Wind
Solar/Methane
Total Capacity
Owned: 24,850 MW
Contracted: 6,153 MW
Total: 31,003 MW

Operating Earnings Guidance
ComEd
PECO
Exelon
Generation
Holdco
Exelon
$3.95 - $4.10
(1)
$0.65 - $0.70
$0.50 - $0.55
$2.90 - $3.00
(1) Refer to slide 92 for reconciliation of (non-GAAP) operating EPS to GAAP EPS.
2010 operating earnings guidance is $3.95-$4.10/share
(1)
;
2011 guidance to be provided in early 2011
Guidance to be provided in early
2011, which will include:
• Operating EPS – Consolidated and
by Operating Company
• Key earnings drivers
• O&M guidance, including pension
and OPEB expense
• Cash flow and credit metrics outlook
• Load forecast for ComEd and PECO
service territories
2011 2010

Capital Expenditures Expectations
(1) Nuclear fuel shown at ownership, including Salem.
(2) Excludes TMI and Clinton EPUs, which are under review.
(3) Does not include $900 million related to acquisition of John Deere Renewables.
(4)
ComEd not plan to move forward with these Smart Grid/Meter investments unless appropriate cost recovery mechanisms are in place.
Note:  Capital investment related to RITE Transmission Line is not included.
$ millions
1,925
2,025
2,125
1,900
2,050
900
850
1,025
1,075
1,050
275
200
650
875
475
75
50
75
150
75
200
300
275
200
175
$0
$750
$1,500
$2,250
$3,000
$3,750
$4,500
2009 2010E 2011E 2012E 2013E
Base CapEx Nuclear Fuel
Nuclear Uprates and Solar/Wind Smart Grid
New Business at Utilities
Exelon
$3,275
$3,400
$4,075
$4,275
2009 2010E 2011E 2012E 2013E
Exelon Generation
Base CapEx 875           800           825           800           800
Nuclear Fuel
(1)
900           850           1,025        1,075        1,050
Nuclear Uprates
(2)
150           275           475           550           475
Solar / Wind
(3)
50             -            175           325           -
Total ExGen 1,975       1,925       2,500       2,750       2,325
ComEd
Base CapEx 650           775           850           650           800
Smart Grid/Meter
(4)
50             50             25             100           25
New Business 150           125           125           200           225
Total ComEd
850          950          1,000       950          1,050
PECO
Base CapEx 350           425           425           425           425
Smart Grid/Meter -            25             50             50             50
New Business 50             50             75             75             75
Total PECO 400          500          550          550          550
Corporate 50             25             25             25             25
$3,950
Note: Data contained on this slide is rounded.

Credit Metric Outlook
Financing plans, including incremental debt, designed to maintain credit metrics and investment grade rating, while funding growth projects and meeting future obligations, including uprates, dividend and pension
Evaluated under a variety of economic scenarios, including a low gas stress case environment
Evaluate the credit of each company on a stand-alone basis
ExGen/Corp FFO/Debt credit metrics are expected to be within target range through 2013 without an equity issuance, based on 9/30 forward prices
0%
10%
20%
30%
40%
2007 2008 2009 2010E
ExGen/Corp ComEd PECO
Base Case FFO / Debt
(3)
Company
FFO/Debt
Target Range
(1)
ExGen/Corp
(2)
30-35%
ComEd 15-18%
PECO 15-18%
(1)
See slide 28 for FFO/Debt reconciliations to GAAP. FFO/Debt metrics include the following standard adjustments: debt equivalents for PV of Operating Leases, PPAs, unfunded
Pension and OPEB obligations (after-tax) and other minor debt equivalents.  Debt is imputed for estimated pension and OPEB obligations by operating company.
(2) FFO/Debt Target Range reflects Generation FFO/Debt in addition to the debt obligations of Exelon Corp.
(3) Reflects impacts of preliminary agreement with IRS to settle involuntary conversion and Competitive Transition Charge (CTC) positions ($420M) at ComEd.  Expected to return to target levels in 2011. For additional information see “Other Income Tax Matters” under Footnote 10 of the Q3 2010 Form 10-Q.

Projected 2010 Key Credit Measures
14.2x 9.5x FFO / Interest Generation /
Corp:
62% 35% FFO / Debt
54% 69% Rating Agency Debt Ratio
BBB
A-
A-
BBB-
S&P Credit
Ratings (3)
BBB+
A
BBB+
BBB+
Fitch Credit
Ratings (3)
A3
A1
Baa1
Baa1
Moody’s Credit
Ratings (3)
2.0x 2.4x FFO / Interest ComEd:
7% (4) 8% (4) FFO / Debt
43% 52% Rating Agency Debt Ratio
4.6x 5.1x FFO / Interest PECO:
25% 23% FFO / Debt
47% 50% Rating Agency Debt Ratio
31% 48% Rating Agency Debt Ratio
85% 43% FFO / Debt
21.3x 11.7x FFO / Interest Generation:
48%
32%
6.2x
Without PPA &
Pension / OPEB (2)
59% Rating Agency Debt Ratio
23% FFO / Debt
5.9x FFO / Interest Exelon
Consolidated:
With PPA & Pension /
OPEB (1)
Notes: Exelon and PECO metrics exclude securitization debt. See slide 28 for FFO (Funds from Operations)/Interest, FFO/Debt and Adjusted Book Debt Ratio
reconciliations to GAAP.
(1) FFO/Debt metrics include the following standard adjustments: debt equivalents for PV of Operating Leases, PPAs, unfunded Pension and OPEB obligations (after-tax)
and other minor debt equivalents.
(2) Excludes items listed in note (1) above.
(3) Current senior unsecured ratings for Exelon and Exelon Generation and senior secured ratings for ComEd and PECO as of October 26, 2010.
(4) Reflects impacts of preliminary agreement with IRS to settle involuntary conversion and CTC positions ($420M). Expected to return to target levels in 2011. For additional information see “Other Income Tax Matters” under Footnote 10 of the Q3 2010 Form 10-Q.

Committed to Investment Grade Ratings
Exelon believes that solid investment grade ratings are critical for managing and operating both regulated utilities and a commodity-based generation company
Our investment grade rating increases the pool of lenders, provides access to a broad range of trading counterparties, and enhances our strategic options
Commercial
Business
Opportunities
Asset acquisitions
Ability to participate in
or to bid competitively
for PPAs and long-
term transactions
Increased liquidity for
energy trading:
counterparties’ costs
would increase for
non-investment grade
transactions, thereby
reducing market
participation
Manageable
Liquidity
Requirements
Lower collateral
requirements for energy
trading
Ability to secure sizeable
and sufficient bank credit
facilities (currently $7.4B)
Use of guarantees
(versus letters of credit)
to fulfill NRC
requirements for Nuclear
Decommissioning Trust
obligations
Business and
Financial
Flexibility
Reliable access to
long-term debt
markets to meet
sizeable capital
program
Lower cost and
ability to extend
debt maturity profile
Access to
commercial paper
market
Efficient
Capital Markets
Access
Avoid prepayments
on long-term
contracts (such as
uranium), which
reduce working
capital requirements
Avoid restrictive
bond covenants and
secured financing
transactions
Limits regulatory
friction

Exelon

ComEd
An Exelon Company

PECO
An Exelon Company

Exelon Generation

Sufficient Liquidity
-- -- -- -- Outstanding Facility Draws
(430) (226) (1) (196) Outstanding Letters of Credit
$7,365 $4,834 $574 $1,000 Aggregate Bank Commitments
(1)
6,935 4,608 573 804 Available Capacity Under Facilities
(2)
-- -- -- -- Outstanding Commercial Paper
$6,935 $4,608 $573 $804
Available Capacity Less Outstanding
Commercial Paper
Exelon
(3) ($ millions)
Available Capacity Under Bank Facilities as of October 25, 2010
Exelon bank facilities are largely untapped
(1) Excludes previous commitment from Lehman Brothers Bank and commitments from Exelon’s Community and Minority Bank Credit Facility.
(2)
Available Capacity Under Facilities represents the unused bank commitments  under the borrower’s credit agreements net of outstanding  letters of credit and facility draws. The amount of commercial paper outstanding does not reduce the available capacity under the credit agreements.
(3) Includes other corporate entities.

23 23
Credit Facility Plans
Exelon’s primary sources of short-term liquidity include credit facilities, commercial paper, the money pool
(1)
and cash on hand
Current total credit facility size is $7.4 billion, the largest in the power sector
Large and diverse bank group – 23 banks committed to the facilities with each bank having less than 10% of the aggregate commitments
Bank market continues to improve and facility costs are tightening
Exelon Corp + Exelon Generation
• $5.8 billion facilities largely expire October 26, 2012 - plan to extend/refinance the facilities in first half of 2011
• Continued use of non-margining transactions and currently evaluating alternatives to reduce reliance on bank credit
PECO
• $574 million facility largely expires on October 26, 2012 - plan to extend/refinance the facility in first half of 2011
ComEd
• Successfully executed $1 billion revolving credit facility agreement which will expire on March 25, 2013
Replaces previous $952 million facility that was due to expire on 2/16/11
• Reflects strong relationships with large, diverse bank group
22 banks in facility – none with exposure of more than 6%
Recently closed on a $94 million 364-day credit facility with a group of 29 community and minority-owned banks
(1)  ComEd does not participate in the money pool.

Pension and OPEB Funding
Pension Protection Act of 2006
("PPA 2006") generally requires
funding of qualified pension plans
over a seven year period; OPEB
plans do not have a required funding
level
(1)
Pension unfunded amounts are
imputed as debt by S&P and
Moody’s in the FFO/Debt
calculation; S&P also imputes debt
for OPEB
Exelon monitors economic conditions, funding election options and pension funding relief to ensure efficient funding policies are employed
$2,736 $4,460 Unfunded Status
$30 / $250
$5
OPEB
$85 / $950
$45
Sensitivities to a 50 basis point change
(3)
Discount rate (cost / obligation)
EROA (cost)
(4)
Pension
As of 9/30/10                   ($ millions)
Pension Framework Exelon’s Position
Exelon’s estimated pension contributions
include the minimum amount required under
ERISA, including amounts necessary to avoid
benefit restrictions and at-risk status as defined
by PPA 2006
(2)
OPEB contributions are based on various
factors, including tax deductibility and levels of
benefit claims
Plan to fund obligations with combination of
cash and debt
(1)  PECO is subject to certain contribution requirements established by the PAPUC.
(2)  PPA 2006 requires attainment of certain funding levels to avoid benefit restrictions (such as an inability to pay lump sums or to accrue benefits) and at-risk status (which triggers higher minimum contribution requirements and participant notification).
(3)  Sensitivities are averages meant to provide directional guidance and are not necessarily symmetrical for increases and decreases in rates.  Cost sensitivities shown include ~25%
       overall capitalization of pension costs.
(4)  EROA = Expected return on assets; represents impact on cost. The expected return on assets assumption for pension is 8.00% and 7.37% for OPEB for 2011 and 2012.

Potential Variability in Future Pension
Expense and Contributions
$1,330
$3,345
$355 $1,235
$4,595
$450 5.83% in 2010
4.22% in 2011
4.57% in 2012
4.00% in 2010
8.00% in 2011
12.59% in 2012
Alternative II
V-Shaped Recovery
Unfunded balance – end of year
$835
$1,120
$220 $735
$2,180
$305 5.83% in 2010
5.38% in 2011
6.40% in 2012
4.00% in 2010
7.60% in 2011
5.22% in 2012
Alternative I
Mild Stagflation
Unfunded balance – end of year
$900
$2,870
$320 $910
$3,800
$350 5.83% in 2010
5.01% in 2011
5.15% in 2012
4.00% in 2010
8.00% in 2011
8.00% in 2012
Baseline as of September 30,
2010
Unfunded balance – end of year
Expected
contribution
Pre-tax
expense
Expected
contribution
Pre-tax
expense
Discount Rate Asset Return
Experience
($ in millions)
Illustrative Scenario Assumptions 2011 2012
2010: Exelon estimates pre-tax 2010 pension expense of $245 million and 2010 pension contributions of $765 million.
(1)  Pension expenses include settlement charges.
(2) The contributions shown above include estimated pension contributions required under ERISA, as amended, and contributions necessary to avoid benefit restrictions and at-risk status, as defined by the Pension Protection Act of 2006.
(3) The expected return on assets assumption for all scenarios above is 8.00% for 2011 and 2012.
Note: Slide provided for illustrative purposes and not intended to represent a forecast of future outcomes. Assumes ~25% overall capitalization of pension costs.

Potential Variability in Future OPEB
Expense and Contributions
2010: Exelon estimates pre-tax 2010 OPEB expense of $190 million and 2010 OPEB contributions of $190 million.
(1) Expense estimates do not include the impact of health care reform legislation (including excise tax).
(2) The contributions shown above are subject to change.
(3) The expected return on assets assumption for all scenarios above is 7.37% for 2011 and 2012.
Note: Slide provided for illustrative purposes and not intended to represent a forecast of future outcomes. Assumes ~25% overall capitalization of OPEB costs.
$205
$2,820
$260 $200
$2,730
$265 5.83% in 2010
4.22% in 2011
4.57% in 2012
3.52% in 2010
7.37% in 2011
11.58% in 2012
Alternative II
V-Shaped Recovery
Unfunded balance – end of year
$205
$1,755
$190 $200
$1,910
$210 5.83% in 2010
5.38% in 2011
6.40% in 2012
3.52% in 2010
6.99% in 2011
4.80% in 2012
Alternative I
Mild Stagflation
Unfunded balance – end of year
$195
$2,430
$240 $190
$2,440
$230 5.83% in 2010
5.01% in 2011
5.15% in 2012
3.52% in 2010
7.37% in 2011
7.37% in 2012
Baseline as of September 30,
2010
Unfunded balance – end of year
Expected
contribution
Pre-tax
expense
Expected
contribution
Pre-tax
expense
Discount Rate Asset Return
Experience
($ in millions)
Illustrative Scenario Assumptions 2011 2012

Debt Maturity Profile
Note: Balances shown exclude securitized debt and include capital leases.
Debt maturities over the next several years are manageable
Exelon Corp Exelon Generation ComEd PECO
As of October 1, 2010
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2011 2013 2015 2017 2019 2021 2023 2025 2027 2029 2031 2033 2035 2037 2039 2041

FFO Calculation and Ratios
+    Other Non-Cash items
(1)
- AFUDC/Cap. Interest
- Decommissioning activity
+/- Change in Working Capital
FFO Calculation
= FFO
- PECO Transition Bond Principal Paydown
Net Cash Flows provided by Operating Activities
Net Interest Expense
Adjusted Interest
FFO + Adjusted Interest
= Adjusted Interest
+ Interest on Present Value (PV) of Operating Leases
+ Interest on imputed debt related to PV of Purchased Power Agreements
(PPA)
+ AFUDC & Capitalized interest
- PECO Transition Bond Interest Expense
FFO Interest Coverage
FFO
= Adjusted Debt
+ Off-balance sheet debt equivalents
(2)
- PECO Transition Bond Principal Balance
+ Short-term Debt
+ Long-term Debt
Debt:
Adjusted Debt
(3)
FFO Debt Coverage
Rating Agency Capitalization
Rating Agency Debt
Total Adjusted Capitalization
Adjusted Book Debt
= Total Rating Agency Capitalization
+ Off-balance sheet debt equivalents
(2)
Total Adjusted Capitalization
= Rating Agency Debt
+ Off-balance sheet debt equivalents
(2)
Adjusted Book Debt
= Total Adjusted Capitalization
+ Adjusted Book Debt
+ Preferred Securities of Subsidiaries
+ Total Shareholders' Equity
Capitalization:
= Adjusted Book Debt
- Transition Bond Principal Balance
+ Short-term Debt
+ Long-term Debt
Debt:
Debt to Total Cap
(1) Reflects depreciation adjustment for PPAs and operating leases and pension/OPEB contribution normalization.
(2)
Metrics are calculated in presentation unadjusted and adjusted for debt equivalents for PV of Operating Leases, PPAs, unfunded Pension and OPEB obligations (after-tax), Capital Adequacy for Energy Trading and other minor debt equivalents.
(3) Uses current year-end adjusted debt balance.

29 Environmental * * * * * * * * * * * *

Exelon

GHG Abatement (million metric tons CO2e)
Reductions, Offsets and Projects
Customer Energy Efficiency
Renewable Energy Credits
Nuclear Uprates
2001 Base Emissions
15.7 million metric tons per year
38%
6 million metric tons
50%
7.9 million metric tons
53%
8.4 million metric tons
2001 Emissions
2008 Reported Reductions and Offsets
2009 GHG Abatement
2010 Projected GHG Abatement

CARBON DISCLOSURE PROJECT

Dow Jones Sustainability Indexes

Recognition for Sustainability and
Environmental Leadership
Named to the 2010 Carbon
Disclosure Leadership Index
Included in the Dow Jones
Sustainability North America Index for
the fifth consecutive year
Exelon’s 2020 Plan: a low
carbon roadmap
Exelon continues to be recognized for our 2020 plan to reduce, offset or displace our company’s 2001 carbon footprint by the year 2020

Exelon

2010
2011
2012
2013
2014
2015
2016
2017
2018
PJM RPM Auctions Delivery Year
2014/ 2015
2015/ 2016
2016/ 2017
2017/ 2018
Hazardous Air Pollutants
Develop Coal and Oil MACT
Pre-Compliance Period
Compliance with MACT
HAP ICR
Criteria Pollutants
Develop Clean Air Transport Rule (CATR)
Compliance with Transport Rule I
Develop Revised NAAQS (Ozone, PM2.5, SO2, NO2) and finalize Transport Rule II
Compliance with Transport Rule II
Greenhouse Gases
Compliance with Federal GHG Reporting Rule
PSD/BACT and Title V Applies to GHG Emissions from New and Modified Sources
Develop GHG Cap and Trade Legislation or EPA GHG Regulations Under CAA
Pre-Compliance Period
Compliance with GHG Cap and Trade Legislation or EPA GHG Regs Under CAA
Coal Combustion Waste
Develop Coal Combustion Waste Rule
Pre-Compliance Period
Compliance with Federal CCW Regulations
Develop and Implement New Steam Effluent Guidelines for Wastewater
Compliance with Federal Steam Effluent Guidelines
Cooling Water
Develop 316(b) Regulations
Compliance with 316(b) regulations

EPA Regulations – Market Implications
Leading up to 2012 Compliance
Notes: RPM auctions take place annually in May.
For definition of the EPA regulations referred to on this slide, please see the EPA’s Terms of Environment (http://www.epa.gov/OCEPAterms/).

2008 SO2 Emissions from Electricity Generation
(thousands metric tons)

0
200
400
600
800
1,000
0 50 100 150 200
Source: M.J. Bradley & Associates (2010). Benchmarking Air Emissions of the 100 Largest Electric Power Producers in the United States.
Bubble size represents sulfur dioxide intensity, expressed in terms of metric tons of SO2 per TWh generated
2008 Gross Generation (TWh)
Clean, Efficient Fleet Well Positioned for
Environmental Regulations
SO2 Emissions of Largest U.S. Electricity Generators
Using SO2 emissions as a proxy for hazardous air pollutants, Exelon well positioned for Hazardous Air Pollutant ruling in 2011
Exelon
Competitive Integrated / IPP
Regulated Integrated

Why EPA Regulations Will Not Be Delayed
Opposition will have a voice, but the framework and timetable have been set
Each NERC region has excess capacity,
totaling over 100 GW nationwide
Between 2001-2003, industry built over 160 GW
of new generation – four times what is projected
will retire over next 5 years
EPA's modeling indicates that only 14 GW of
additional capacity would need to be retrofitted
with flue gas desulfurization (FGD) for Phase 2
of the Transport rule (2014)
Industry has already demonstrated ability to
schedule and sequence outages to comply
Well over half of existing units have already
installed pollution controls
EPA estimates in 2014 that the proposed
Transport Rule will have annual net benefits (in
2006$) of $120-290 billion using a 3% discount
rate
Up to 1 year extension by EPA only if necessary
for installation of controls
President has only used exemption two times in
history (only for national security interests)
Supporting Facts
Electric system reliability will not be
compromised if the industry and its
regulators manage the transition
Retirements will cause
reliability issues on the
grid
Recent industry trends suggest that it
is reasonable to install this quantity of
scrubbers according to the proposed
timeframe.
Timeline is too tight for
compliance
Proven technologies are commercially
available and have already been
installed demonstrating that the costs
can be managed
Total savings to consumer, including
healthcare impacts
Costs are prohibitive for
industry and consumer
Federal court would have to determine
that the rules are inconsistent with
applicable law, which is unlikely to
occur because the amended rules are
aligned with the court’s expectations
Courts will suspend the
rules or the President will
intervene
Reality Opposing Argument

34

Providing Relief in Extreme Cases:
Statutory and Regulatory Safeguards
Override CAA-derived control requirements in limited emergency circumstances.
Section 202(c) of the
Federal Power Act
U.S.
Department of
Energy
Agency Source of Authority Supporting Language
EPA
Section 112(i)(3)(B)
of the Clean Air Act
The Administrator (or a State with a program approved under
subchapter V of this chapter) may issue a permit that grants an extension permitting an existing source up to 1 additional year to comply with standards under subsection (d) of this section if such additional period is necessary for the installation of controls.
U.S. President
Section 112(i)(4) of
the Clean Air Act
The President may exempt any stationary source from compliance with any standard or limitation under this section for a period of not more than 2 years if the President determines that the technology to implement such standard is not available and that it is in the national security interests of the United States to do so. An exemption under this paragraph may be extended for 1 or more additional periods, each period not to exceed 2 years. The President shall report to Congress with respect to each exemption (or extension thereof) made under this paragraph.
Extensions for plants to comply will be on a plant-by-plant basis, for a limited time period, and only if specific “tests” are met

EPA Clean Air Standards Will Not Threaten
Electric System Reliability
(1) M.J. Bradley & Associates, LLC and Analysis Group
2010.  Ensuring a Clean, Modern Electric Generating Fleet while Maintaining Electric System Reliability.
Full study available at www.mjbradley.com/documents/MJBAandAnalysisGroupReliabilityReportAugust2010.pdf.
Proactive steps by EPA, the industry and other agencies will allow orderly plant retirements without impacting system reliability
M.J. Bradley and Analysis Group report
(1)
in August 2010 concluded industry is
well-positioned to respond to proposed standards
• System has >100 GW of excess capacity
• Regulators have tools to address localized reliability concerns, including appropriate price signals from capacity markets
• Industry has proven track record of adding generation capacity and transmission solutions
New clean air standards will help modernize US power generation infrastructure
• Proven technologies for controls are commercially available: >50% of coal units have installed controls demonstrating that compliance costs can be managed
• Pollution-intensive plant retirements will create room for cleaner, more efficient generation

Retiring Cromby Station and
Eddystone Units 1&2
Agreed to delay deactivation of two units to maintain reliability
(1)
, provided receipt
of required environmental permits and adequate cost-based compensation
• Maintained scheduled retirement date of 5/31/11 for Cromby 1 and Eddystone 1
• Revised retirement dates for Cromby 2 to 12/31/11 and Eddystone 2 to 6/01/12
RMR filed with FERC in 2Q10
• Establishes terms and conditions under which Cromby 2 and Eddystone 2 will operate during RMR period
• Allows Exelon to recover costs of operating and maintaining units under Cost of Service Recovery
Rate
– Estimated at $2.6 million per RMR-month for Cromby Unit 2 and $8.8 million per RMR-month for
Eddystone Unit 2, plus recovery of project investment
• In September 2010, FERC issued order accepting RMR filing, but set matter for hearing to review additional information to justify Cost of Service mentioned above
• Currently in settlement discussions with interveners; targeting final approval by 4Q10
RMR Unit Operating Limitations
• Dispatched and operated solely for reliability purposes
• Unable to bid into PJM RPM capacity auctions
(1) See PJM’s website (http://www.pjm.com/planning/generation-retirements/gr-study-results.aspx) for additional details regarding PJM’s Deactivation Study and Exelon’s response.
Note: RMR = reliability must-run agreement.
Exelon’s experience with Cromby Station & Eddystone units 1 and 2 is an example of how to work with stakeholders to reliably retire uneconomic coal

37 37
Exelon’s Exposure to EPA Regulations
Significant, primarily fossil
fuel-fired generation
None None
(5)
GHG Tailoring
Rule
Compliance costs of up to
$2.8 billion / year
~$100 million
None anticipated
Keystone & Conemaugh
(3)
Fossil-fuel fired units >25 MW: ~4,000 MW
(4)
Criteria
Pollutants /
CATR
Significant, primarily fossil
fuel-fired generation
Included in CATR costs
Impact to be determined
Keystone & Conemaugh
(3)
Oil-Fired Units >25 MW: ~935 MW
Hazardous Air
Pollutants
Significant, impacts all fuel
types including large base
load and intermediate units
Compliance costs up to $20
billion
Industry Impact
(2)
EPA Regulation Units Affected
Exelon Investment
Needed
(1)
Coal combustion
waste
Keystone & Conemaugh
(3)
Subtitle C: < $100 million
(6)
Subtitle D: no impact
316(b) or Cooling
Water
Facilities without closed-cycle recirculating
systems (e.g. cooling towers)
POWER:  Schuylkill, Eddystone 3 & 4,
Fairless Hills, Mountain Creek, Handley
NUCLEAR:  Clinton, Dresden, Quad Cities,
Oyster Creek, Peach Bottom, Salem
Impact to be determined
once rule is promulgated;
Cost to retrofit Oyster
Creek and Salem
estimated at $700-800
million and $500 million,
respectively
(3)
(1) These rules are in the proposed or pre-proposed stage and estimates are based on published cost studies used as inputs to IPM modeling.
(2) EPA’s estimated costs, where applicable.
(3) Investment needed shown is Exelon’s share of the cost.  Exelon owns 21% share in Keystone and Conemaugh and 42.59% share in Salem.  Keystone & Conemaugh units all have scrubbers and Keystone units have SCRs.  Oyster Creek and Salem investment estimates based on 2006 studies.
(4) Exelon’s existing coal-fired units will be retired before this rule will take effect.
(5) This rule applies only to new sources or major modifications of existing sources.
(6) Excludes Eddystone 1 and 2 and Cromby, which are scheduled to retire in 2011 and 2012.

States controlled for both fine particles (annual SO_2 and NO_X) and ozone (ozone season NO_X) (21 States + D.C.)
States controlled for fine particles only (annual SO_2 and NO_X) (8 States)
States controlled for ozone only (ozone season NO_X) (4 States)

Clean Air Transport Rule
EPA proposed the Transport Rule on July 6, 2010 to
replace CAIR (Clean Air Interstate Rule)
• Exelon filed comments in support of Transport
Rule on October 1
• Final rule expected from EPA by June 2011
Would require 31 states and the District of Columbia
to significantly improve air quality by reducing power
plant emissions that contribute to ozone and fine
particle pollution in other states
• Requires significant reductions in sulfur dioxide
(SO2) and nitrogen oxide (NOx)
EPA estimates annual compliance cost at $2.8 billion,
but would yield healthcare savings of $120 - $290
billion in 2014
EPA has proposed three implementation alternatives
for public comment, but its preference is the "State
Budgets/Limited Trading" option that establishes state-
specific emission budgets and allows for intrastate and
limited interstate trading
Compliance set to begin on January 1, 2012
Source: EPA

Exelon’s View on FERC NOPR
On June 17, 2010, FERC issued a Notice of Proposed Rulemaking (NOPR) on
Transmission Planning and Cost Allocation.  NOPR proposals include:
• Modify planning processes for public policy mandates, such as renewable energy standards (RES)
• Increase intra- and inter-regional planning coordination
• Eliminate existing preferences in FERC tariffs for incumbent transmission facility developers to build needed transmission
• Embrace broad application of “beneficiary pays” standard for cost allocation
Exelon generally supports the NOPR and proposes the following:
• Mandate stronger inter-regional planning requirements, such as PJM coordination with
MISO to accommodate new transmission
• Maintain the right of first refusal by incumbent transmission owners for local reliability projects
• Require planning for enforceable state public policy mandates, as well as EPA rules that affect capacity requirements
• Allocate costs to loads that benefit
Exelon continues to advocate for fair and appropriate planning rules for new transmission to address state and federal policy

Post-MACT Real Required ATC Price (Energy + Capacity)
$0
$20
$40
$60
$80
$100
$120
$140
$160
0 20 40 60 80 100 120 140 160 180 200 220 240 260 280
TWh
Energy Efficiency
Uprates
Coal Retirement
CCGT
Coal-to-Gas Redispatch
Merchant Wind
New Nuclear
Solar
Clean Coal
Exelon 2020 Supply Curve –
Supporting Details
Note: Represents a single economic and power market outlook, which is indicative of a range of scenarios.
Category Explanation
Energy Efficiency (EE) The first 1% of a 4.25% total EE target, which would be in line with a 17% RPS target that allows up to a quarter of the target to be met with EE.
Uprates Exelon's MURs and LP Turbines.
Coal Retirement Capacity expected to retire due to power prices (based on low gas) and CATR.
Eddy and Cromby are representative of this bucket.
Uprates Exelon's EPUs
EE The next 2% of a 4.25% total EE target.
Coal Retirement Additional capacity that retires as a result of HAPs MACT regulation.  Total of
11 GW of coal expected to retire between this bar and the first coal retirement bar.
CCGT New CCGTs that get built in PJM by 2020 due to expected impact from MACT and nominal demand growth.
Coal Retirement Incremental retirements that would result from CATR + a carbon price (no MACT assumed).
Coal-to-Gas Redispatch Incremental gas-fired generation -- displacing generation that would otherwise come from coal (not coal retirements)
EE The last 1.25% of a 4.25% total EE target
Coal-to-Gas Redispatch Incremental gas-fired generation resulting from a higher carbon price.
Uprates Uprates at nuclear plants that are not currently planned.  Assumed to be subsidized cost of a new nuclear plant.
Coal Retirement Incremental retirements that would result from CATR + MACT + carbon price.
Coal-to-Gas Redispatch Incremental gas-fired generation resulting from a higher carbon price.
Wind Western PJM half of total new wind build of 13 GW resulting from 17% RPS target (wind is assumed to meet this target, less the 25% contribution from EE).
Wind Eastern PJM half of total new wind build of 13 GW resulting from 17% RPS target (wind is assumed to meet this target, less the 25% contribution from EE).
New Nuclear Estimate of constructing new nuclear unit
Clean Coal Estimate of constructing a clean coal plant
Solar Solar installation in the Pennsylvania market.

41 * * * * * * ************ ************ ************ ************ ************ ************ ************ ************ ************

5-Yr Avg. Nuclear Production Cost ('05-'09)

Percent

75
80
85
90
95
100
Range 5-Year Average
World-Class Nuclear Operator
Nuclear Production Cost ($/MWh)
(1)
Among major nuclear plant fleet operators, Exelon is consistently one of the lowest-cost producers of electricity in the nation
Range of Fleet 2-Yr Avg Capacity Factor (2005-2009)
(2)
EXC 93.8%
Operator
(1) Source: 2009 Electric Utility Cost Group (EUCG) survey. Includes Fuel Cost plus Direct O&M divided by net generation.
(2) Source: Platts Nuclear News, Nuclear Energy Institute and Energy Information Administration (Department of Energy).
$10.00
$12.00
$14.00
$16.00
$18.00
$20.00
$22.00
$24.00
$26.00
$28.00
$30.00
Range 5-Year Average
EXC
Operator

Average Days per Outage

'000 GWh
# of Refueling Outages

0
10
20
30
40
50
60
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
Industry (w/o Exelon)
Exelon
Impact of Refueling Outages
Note: Data includes Salem. Net nuclear generation data based on ownership interest.
All Exelon owned units on a 24 month cycle
except for Braidwood U1/U2, Byron U1/U2
and Salem U1/U2, which are on 18 month
cycles
Average Outage Duration (2008-9): ~29
days
(1)
Nuclear Refueling Cycle
11 planned refueling outages, including 2 at
Salem
6 refueling outages planned for the Spring
and 5 refueling outages planned for the Fall
2011 Refueling Outage Impact
10 planned refueling outages, including 1 at
Salem
Completed 6 refueling outages in the Spring
with an average duration of 25 days
4 planned Fall refueling outages (Peach
Bottom 2, Oyster Creek, Braidwood 1 and
Dresden 3)
2010 Refueling Outage Impact
(1)  Includes Salem and 23 days of TMI 2009 outage
that extended into 2010 reflecting steam generator
replacement.
125
127
129
131
133
135
137
139
141
143
145
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
7
8
9
10
11
12
13
Refueling Outage Duration
Nuclear Output
Actual
Target
# of Outages
Note: Exelon data includes Salem.  2009 average includes 23 days of TMI outage that extended into 2010 reflecting steam generator replacement.

Projected Total Nuclear Fuel Spend
$750
$850
$950
$1,000
$1,075
$1,150
0
200
400
600
800
1,000
1,200
1,400
2010 2011 2012 2013 2014 2015
Nuclear Fuel Expense (Amortization + Spent Fuel) Nuclear Fuel Capex
Note: At 100%, excluding Salem. Excludes costs reimbursed under the settlement agreement with the DOE.
Nuclear fuel expense is amortized over three refueling outage cycles
Nuclear fuel capital expenditures are recognized in the period of investment
Exelon Generation is the largest uranium user in the U.S. and uses diverse sources and contract terms to manage supply

Effectively Managing Nuclear Fuel Costs
Uranium
29%
Conversion
3%
Tax/Interest
1%
Nuclear Waste
Fund
17%
Fabrication
16%
Enrichment
34%
Components of Fuel Expense in 2010
Projected Exelon Average Uranium Cost vs. Market
Projected Exelon Uranium Demand
2010 – 2015: 100% hedged in volume
0.0
2.0
4.0
6.0
8.0
10.0
2010 2011 2012 2013 2014 2015
Exelon Nuclear’s uranium demand is 100%
physically hedged for 2010-2015
Contracted prices continue to be below market
prices
Uranium prices were volatile over last 5 years,
but have stabilized in the $40-$60/lb range
All charts exclude Salem
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2010 2011 2012 2013 2014 2015
Exelon Average Reload Price Projected Market Price

Nuclear Uprates Offer Sustainable Value
Key component of Exelon
2020 low carbon roadmap
Creates additional low-
carbon generation
capacity
Uprates equivalent in size
to a new nuclear plant but
significantly lower cost,
shorter timeline, and more
predictable expenditures
No ongoing incremental
O&M expense
Capitalizes on Exelon’s
proven track record of
uprate execution
Dedicated project
management team
Proven technology design
Allows us to adjust timing
to respond to market
conditions
Straightforward regulatory
and environmental
licenses, permits and
approvals
Potential for uprates to
meet state alternative
energy standards
Strategic Value Regulatory Feasibility Execution Feasibility
Uprate projects enable cost-effective growth and leverage Exelon’s operation excellence

Three Major Categories of Exelon Uprates
Uprates
Overnight
Cost
(1)
MUR (Measurement Uncertainty Recapture)
• Through the use of advanced techniques and more precise
instrumentation, reactor power can be more accurately calculated
• Can achieve up to 1.7% additional output
• Requires NRC approval
190–233 MW $310M 2 years
899–1,015 MW $2,550M
EPU (Extended Power Uprate)
(2)
• Through a combination of more sophisticated analysis and
upgrades to plant equipment, uprates can increase output by as much as 20% of original licensed power level
• Requires NRC approval
3 - 6
years
239–260 MW $790M
Megawatt Recovery and Component Upgrades
• Replacement of major components in the plant occur in the normal life cycle process – with newer technology, replacements result in increased efficiency
• Equipment includes generators, turbines, motors and transformers
• Megawatt Recovery and Component Upgrades must conform to
NRC standards, but do not require additional NRC approval
3-4 years
~1,300–1,500 MW
$3,650M
Project
Duration
(1) In 2010 dollars. Overnight costs do not include financing costs or cost escalation.
(2) Includes TMI and Clinton EPUs; which are currently under review.
Estimated
Internal Rate
of Return
12-14%
14-16%
11-14%
Refined scenario analysis highlights that uprates continue to be economic, although TMI and Clinton are under review

Multi-Regional Nuclear Uprate Program
94
2
19
12
61
MW Online
to Date
2011 / 2012 32 25 Peach Bottom
2011 / 2010 104 97 Quad Cities
2014 15 12 TMI
2014 / 2013 31 25 Dresden
2013 / 2013 23 19 Quad Cities
2012 / 2012 42 34 Byron
2012 / 2012 42 34 Braidwood
2011 / 2011 41 33 Limerick
2011 / 2011 39 35 LaSalle
2014 / 2015 3 3 Peach Bottom
MUR:
2012 / 2013 6 6 Limerick
2012 / 2013 110 103 Dresden
2011 / 2012 5 5 Dresden
EPU:
MW Recovery & Component Upgrades:
2016 / 2017 340 306 Limerick
1,508 1,331 Total
172
336
17
148
2
Max Potential
MW
2016 138 TMI
2016 / 2015 303 LaSalle
2016 17 Clinton
2015 / 2016 134 Peach Bottom
2010 2 Clinton
Year of Full
Operation
by Unit
Base Case
MW
Station
TMI
Limerick
Peach
Bottom
Total Midwest Uprates:
674-751 MW
Total Mid-Atlantic Uprates:
657-757 MW
Quad
Cities
Dresden
Byron
LaSalle
Clinton
Braidwood
Notes:  MW shown at ownership.  An additional 23 MW expected to come online by end of
2010 at Limerick 1 and Dresden 3.
Executing uprate projects across our
geographically diverse nuclear fleet
Under review

Phased Execution Lowers Risk
Note: MW shown at ownership. Data contained in this slide is rounded. (1) Dollars shown are nominal, reflecting 6% escalation, in millions.
(2) Excludes TMI and Clinton EPUs, which are currently under review.
Exelon's Uprate Plan Expenditures
$0
$100
$200
$300
$400
$500
$600
$700
2008A 2009A 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E
0
200
400
600
800
1,000
1,200
1,400
1,600
Megawatt Recovery MUR EPU MW Online (Cumulative)
$150
$275
$475
$550
$475
$600
$625
$425
$200
$ millions
Highest return projects are being completed in the early years
Leverages Exelon’s substantial experience managing successful uprate projects –
1,100 MW completed between 1999 - 2008
$50
Approximately 117 MW scheduled to be completed in 2009 and 2010; total expenditures expected to be $3,825 million from 2008 – 2017
(1)(2)

Quad Cities Uprate Program
MW Recovery
• Unit 2 Low Pressure Turbine Retrofit completed April 2010, increase of 50 MW achieved
• Unit 1 Low Pressure Retrofit planned for Spring 2011
• Partial completion of Unit 1 work has resulted in an increase of
11 MW
MUR
• Planned start date of project will be in 2011
• Timing of uprate will be dependent on NRC approval of license amendment
EPU
• Completed in 2002
Scheduled start in 2011 1Q2013 9 2Q2013 9 MUR
* Capital investment and MW uprate numbers represent Exelon’s 75% ownership stake in Quad Cities Station.
In progress 2Q2010 50 3Q2011 47
MW Recovery (Low Pressure
Turbine Retrofit)
Status Online
Date
MW
Increase*
Online
Date
MW
Increase*
Uprate Project
Unit 2 Unit 1
Quad Cities Uprate Projects are underway – additional MWs will come on line between 2010 and 2013
Capital Investment $M*
$0
$50
$100
2009 2010 2011 2012 2013 2014 2015 2016
MW Recovery and Component Upgrade MUR

Peach Bottom Uprate Program
MW Recovery
• Project in progress with Low Pressure Turbine Retrofit
installations expected in 2011 and 2012
• Replace Reactor Recirculation Pump Motor Generator sets
with energy efficient Adjustable Speed Drives in 2014 and
2015
MUR
• Completed in 2003
EPU
• Funding approved for design work
• Will review in 2011 before authorizing installation funding for physical plant modifications and purchase of materials
Peach Bottom Uprate Projects are underway – additional MWs will come online between 2011 and 2016
Capital Investment $M*
$0
$50
$100
$150
2009 2010 2011 2012 2013 2014 2015 2016 2017
MW Recovery and Component Upgrade EPU
* Capital investment and MW uprate numbers represent Exelon’s 50% ownership stake in Peach Bottom Station.
In progress 4Q2011 11 4Q2012 14
MW Recovery (Low Pressure
Turbine Retrofit)
Design phase in progress 1Q2016 67 1Q2015 67 EPU
Scheduled to start in 2012 4Q2015 2 4Q2014 2
MW Recovery (Adjustable
Speed Drives)
Status Online
Date
MW
Increase*
Online
Date
MW
Increase*
Uprate Project
Unit 3 Unit 2

Dresden Uprate Program
MW Recovery
• Project in progress with Low Pressure Turbine Retrofit
installations expected in 2011 and 2012
• Partial completion of Unit 2 work has resulted in an increase of
12 MW
• Replace Reactor Recirculation Pump Motor Generator sets
with energy efficient Adjustable Speed Drives in 2011 and
2012
MUR
• Planned start date of project will be in 2011
• Timing of uprate will be dependent on NRC approval of license amendment
EPU
• Completed in 2002
Dresden Uprate Projects are underway – additional MWs will come online between 2011 and 2014
Capital Investment $M
$0
$50
$100
$150
$200
2009 2010 2011 2012 2013 2014 2015 2016 2017
MW Recovery and Component Upgrade MUR
In progress 4Q2012 3 4Q2011 3
MW Recovery (Adjustable
Speed Drives)
Scheduled start in 2011 1Q2013 12 1Q2014 12 MUR
In progress 1Q2013 51 1Q2012 52
MW Recovery (Low Pressure
Turbine Retrofit)
Status Online
Date
MW
Increase
Online
Date
MW
Increase
Uprate Project
Unit 3 Unit 2

Zion Station Decommissioning
On September 1, 2010, Exelon transferred license to EnergySolutions, which will dismantle the Zion Nuclear Generating Station
• Located in Northeast Illinois, Zion ceased operations in 1998
• Commercial operations began in 1973 for Unit 1 and 1974 for Unit 2
$1 billion, 10-year project will be the largest nuclear dismantling ever undertaken in the U.S.
• Entire cost of decommissioning will be funded through the station’s decommissioning trust fund
• No operating income statement impact for Exelon
Approval received from Nuclear Regulatory Commission in
first-of-its kind agreement
Exelon will retain ownership of the plant’s
spent nuclear fuel, which must remain on the
property in a secure facility
Once decommissioning is completed,
responsibility for the site will be transferred
back to Exelon

Exelon Nuclear Fleet Overview
Note: Fleet also includes 4 shutdown units: Peach Bottom 1, Dresden 1, Zion 1 & 2.
Average in-service time = 29 years
2011
42.6% Exelon, 57.4%
PSEG
In process
(decision in 2011-
2012):  2016, 2020
503, 500
(2)
W PWR 2 Salem, NJ
2025 100% Renewed: 2034 837 B&W PWR 1 TMI-1, PA
Dry cask 100% Renewed: 2029 625 GE BWR 1 Oyster Creek, NJ
Dry cask
50% Exelon, 50%
PSEG
Renewed: 2033,
2034
574, 571
(2)
GE BWR 2 Peach Bottom, PA
Dry cask
75% Exelon, 25% Mid-
American Holdings
Renewed: 2032 655, 662
(2)
GE BWR 2 Quad Cities, IL
Dry cask 100%
Renewed: 2029,
2031
869, 871 GE BWR 2 Dresden, IL
2010 100% 2022, 2023 1138, 1150 GE BWR 2 LaSalle, IL
Dry cask 100% 2024, 2029 1148, 1145 GE BWR 2 Limerick, PA
2018
2011
2013
Spent Fuel Storage/
Date to lose full core
discharge capacity
(3)
GE
W
W
Vendor
BWR
PWR
PWR
Type
1
2
2
Units
100% 2026 1065 Clinton, IL
100% 2024, 2026 1183, 1153 Byron, IL
100% 2026, 2027 1194, 1166 Braidwood, IL
Ownership
License Status /
Expiration
(1)
Net Annual
Mean Rating
MW 2009 Plant, Location
(1) Operating license renewal process takes approximately 4-5 years from commencement until completion of NRC review.
(2) Capacity based on ownership interest.
(3) The date for loss of full core reserve identifies when the on-site storage pool will no longer have sufficient space to receive a full complement of fuel from the reactor core. Dry cask storage will be in operation at those sites prior to the closing of their on-site storage pools.
License extensions will be pursued for all units not already renewed

John Deere Renewables Acquisition –
Transaction Summary
Deal Structure
735 MW operating portfolio spread across 36 projects located in eight states with 230
MW in Michigan in late stage development
$860M purchase price plus up to $40M for Michigan development projects, funded by
$900 million debt issuance at Exelon Generation
75% of the operating portfolio is sold under long-term power purchase arrangements;
86% of contracted portfolio has PPAs through 2026 or beyond
Additional 1,238 MW in development pipeline
EBITDA run-rate of ~$150M/year including Production Tax Credits (and including
Michigan development projects)
Strategic Rationale
Diversify with clean generation – unique entry point into wind generation
Contracted portfolio with option for future growth
Attractive economics and good fit
Expect to close transaction in 4Q 2010

John Deere Renewables Acquisition
Asset Profile
Geographic Distribution
TX, 26%
MO,
22%
MI, 17%
ID, 12%
MN,
11%
OR,
10%
KS, 2%
IL, 1%
Note: There is ongoing litigation with Southwest Public Service related to PURPA contracts which could affect the price at which the generation from these units is sold. Cracking issues experienced by Deere on certain Suzlon turbine blades have been addressed to our satisfaction. We have factored both items into our valuation.
Project State MW
# of Wind
Projects Ownership
Placed in
Service
Date
PPA End
Date
Federal
Incentive Off-Taker
Idaho 88.2 3 100% 2009/2010 2028/2030 ITC Grant Idaho Power
Illinois 8.4
1 99% 2008 2018 PTC
Wabash Valley Power
Kansas 12.5 1 100% 2010 2030 PTC Kansas Power Pool
Michigan 121.8
2 100% 2008 2018/2028 PTC
Wolverine Power Supply
/ Consumers Energy
Minnesota 77.7 9 94%-100% 2003/2008 2018/2028 PTC Various
Missouri 162.5
4 99%-100% 2008 2027 PTC
Associated Electric /
MO Joint Municipal
Oregon 74.5 4 99%-100% 2009 2029 ITC Grant PacifiCorp
Texas 189.8
12 100% 2006/2009 N/A PTC Southwest Public Service
Total 735.4 36
Additional 1,238 MW development pipeline includes
wind projects ranging from 20 MW to 300 MW
Development of projects to be considered on a case-
by-case basis
Projects to be Developed by Exelon
230 Total
81 Blissfield (MW IV) MI
59 Harvest II MI
90
MW
Michigan Wind II MI
Project Name State
Operating Assets

Natural Gas Price Forecasts
Henry Hub (Nominal $/MMBtu)
$9
$8
$7
$6
$5
$4
$3
2011
2012
2013
2014
2015
Market (9/30/2010)
PIRA (Sept-10)
WoodMac (Sept-10)

Key North American Supply Sources (2015)
Development Breakeven (US$/mcf)
8
7
6
5
4
3
Marcellus
Pinedale
Haynesville
Barnett Core
Bossier Lw
Eagle Ford
Granite Wash H2
Fayetteville
Anadarko Woodford
Piceance Valley
Arkoma Woodford Core
Barnett Non-core
Cotton Valley
Arkoma Woodford Non-core
Piceance Highlands

U.S. Production by Type
bcfd
90
80
70
60
50
40
30
20
10
0
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030
Conventional
Shale
Tight
CBM

Natural Gas Outlook
The economic recovery has increased natural gas
demand, but this has been met by sufficient supply
Shale gas has proven itself to be a low cost and
abundant resource, but not the only resource
• Most production growth is expected to come from shale
resulting in a flatter gas supply curve
• Non-core shale, tight sands and coal bed methane resources are higher cost and will remain part of the total supply mix
A flatter supply curve provides market stability, but
increased drilling costs, environmental concerns and
uncertainty regarding shale decline rates could put
upward pressure on the marginal cost of gas and
therefore prices
Sources: Wood Mackenzie, PIRA, NYMEX
Current fundamentals support a forward natural gas price in the $5-$6.50/MMBtu range
Higher Cost Gas Resources

0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2011 2012 2013
Underlying Options Q3 2010 Ratable
Exelon Generation Hedging Program
2012 hedging levels currently above
ratable
• Increased rate of 2012 sales in 2nd
Quarter of 2010 to capture higher prices
in Mid-Atlantic, and slowed down in Q3
as prices fell
• Participation in long-term procurements
Normal practice is to hedge commodity risk
on a ratable basis over three years
• Maintain flexibility from quarter to quarter
• Use of gas and power options to capture
potential upside while providing downside
price protection
Note: % values represent amount
above ratable plan
1%
8%
Exelon’s ratable hedging program provides flexibility to time sales based on fundamental view of the market
(1) Data as of end of 3Q 2010.
2012 Historical Power & Gas Prices Current Hedge Level vs. Ratable Plan
(1)
9%
30.00
35.00
40.00
45.00
50.00
55.00
1/4/10 2/3/10 3/5/10 4/4/10 5/4/10 6/3/10 7/3/10 8/2/10 9/1/10 10/1/10
4.50
4.75
5.00
5.25
5.50
5.75
6.00
6.25
6.50
6.75
7.00
PJMW Hub NiHub Henry Hub Nat Gas

(1) Represents values as of September 30, 2010.
A diverse set of customers and products is
important for Exelon Generation’s hedging
program
• Reduces and diversifies our collateral
exposure
• Improves portfolio product fit (load following)
and sales closer to assets
• Increases opportunities for margin via retail,
utility solicitations and mid–marketing
channels
• Long term transactions provide extended
price certainty and monetize environmental
upside
• Use of alternate channels and locations help
minimize liquidity constraints
Multiple sales channels to market enhances value and maximizes liquidity and credit diversity
2011 - 2013 Sales as a Percentage of
Expected Generation
(1)
Open
Generation
37%
Options
8%
Retail
5%
Utility
Procurements
23%
Standard
Product Sales
27%
Multiple Channels To Market

Exelon Energy – Competitive Retail
Supplies a wide range of energy and natural gas products directly to commercial and industrial customers in Illinois, Pennsylvania, Michigan and Ohio
Managed as a part of the overall Exelon Generation hedging strategy
• Retail load profile complements generation portfolio
• Long term sales agreements with creditworthy customers reduces portfolio price and earnings risk
• Projected sales growing from ~10% to 20% of expected generation over the next 3 years
Channel to build relationship with end-use
customers
• Partner with customers to meet their energy supply
needs
• Products support Exelon 2020 and provide access to
Exelon Generation’s low-emission generation fleet
– Renewable Energy Credits (RECs), including John
Deere wind resources
– Low Carbon Energy Certificates (EFECs)
Nuclear energy attributes transferred through
PJM Generation Attribute Tracking System
Exelon Energy complements Exelon Generation footprint by leveraging broad experience in wholesale markets and asset management
Electric Volumes
-
5
10
15
20
25
30
35
2008 2009 2010E 2011E 2012E 2013E
MWh - Millions
COMED / Ameren PECO/PPL Other

61 61
Reliability Pricing Model (RPM) Auction
Note: Data contained on this slide is rounded.
(1) All generation values are approximate and not inclusive of wholesale transactions.
(2) All capacity values are in installed capacity terms (summer ratings) located in the areas and capacity values have been adjusted for mid-year PPA roll-offs.
JDR assets are not included in the capacity position.
(3) Obligation consists of load obligations from PECO. PECO PPA expires
December 2010.
(4) Reflects decision in December 2009 to permanently retire Cromby Station and
Eddystone Units 1&2 as of 5/31/11. None of these 933 MW cleared in the 2011/2012 or 2012/2013 auctions.
(5) Weighted average $/MW-Day would apply if all generation cleared in the highlighted zones.
2010/2011 2011/2012 2012/2013 2013/2014
in MW Capacity
(2)
Obligation Capacity
(2)
Capacity
(2)
Capacity
(2)
RTO 23,900 9,300 - 9,400
(3)
22,300 11,600  10,300
$174.29 $110.00 $16.46 $27.73
EMAAC 8,700
(4)
8,700
(4)
$174.29 $110.00 $139.73 $245.00
MAAC 1,500 1,500
$174.29 $110.00 $133.37 $226.15
Avg ($/MW-Day)
(5)
$174.29 $110.00 $74.00                $134.00
Exelon Generation Eligible Capacity within PJM Reliability Pricing Model
(1)

PA Gross Receipts Tax (5.90%)
Distribution Losses (7.35%)
Full Requirements Cost
PJM Whub ATC Forward Energy Price
Estimated Build-Up of PECO Average
Residential Full Requirements Price – Fall 2010
$76.50/MWh
$23.75 - $26.25
$41.50 - $42.50
Full Requirements Costs ($/MWh)
Average Full Requirements
Retail Sales Price
(1)
Load Shape &
Ancillary Services
$5.75 - $6.25
Capacity
$11.50 - $12.00
Transmission &
Congestion
$3.50 - $4.50
Renewable
Energy
Credits
$0.25
Migration,
Volumetric
Risk & Other
$2.75 - $3.25
~$5.00
~$4.50
(1) As provided by Exelon Generation.
(2) On October 14, 2010 the Independent Evaluator (NERA) announced a wholesale winning bid of $66.83/MWh for PECO’s Fall 2010 RFP Residential Price.
(1) As provided by Exelon Generation.
(2) On October 14, 2010 the Independent Evaluator (NERA) announced a wholesale winning bid of $66.83/MWh for PECO’s Fall 2010 RFP Residential Price.
Average
Wholesale
Energy Price
$66.83 (2)

63 Exelon Generation Hedging Disclosures (as of September 30, 2010) * * * * * * * ****** ****** ****** ****** ****** ****** ****** ******

64 64
Important Information
The following slides are intended to provide additional information regarding the hedging program at Exelon Generation and to serve as an aid for the purposes of modeling Exelon
Generation’s gross margin (operating revenues less purchased power and fuel expense). The information on the following slides is not intended to represent earnings guidance or a forecast of future events.  In fact, many of the factors that ultimately will determine Exelon Generation’s actual gross margin are based upon highly variable market factors outside of our control.  The information on the following slides is as of September 30, 2010. We update this information on a quarterly basis.
Certain information on the following slides is based upon an internal simulation model that incorporates assumptions regarding future market conditions, including power and commodity prices, heat rates, and demand conditions, in addition to operating performance and dispatch characteristics of our generating fleet.  Our simulation model and the assumptions therein are subject to change.  For example, actual market conditions and the dispatch profile of our generation fleet in future periods will likely differ – and may differ significantly – from the assumptions underlying the simulation results included in the slides.  In addition, the forward-
looking information included in the following slides will likely change over time due to continued refinement of our simulation model and changes in our views on future market conditions.

65 65
Portfolio Management Objective
Align Hedging Activities with Financial Commitments
Power Team utilizes several product types
and channels to market
•
Wholesale and retail sales
•
Block products
•
Load-following products
and load auctions
•
Put/call options
Exelon’s hedging program is designed to
protect the long-term value of our
generating fleet and maintain an
investment-grade balance sheet
• Hedge enough commodity risk to meet future cash
requirements if prices drop
• Consider:  financing policy (credit rating objectives,
capital structure, liquidity); spending (capital and
O&M); shareholder value return policy
Consider market, credit, operational risk
Approach to managing volatility
• Increase hedging as delivery approaches
• Have enough supply to meet peak load
• Purchase fossil fuels as power is sold
• Choose hedging products based on generation
portfolio – sell what we own
•
Heat rate options
•
Fuel products
•
Capacity
•
Renewable credits
% Hedged High End of Profit
Low End of Profit
Open Generation
with LT Contracts
Portfolio
Optimization
Portfolio
Management
Portfolio Management Over Time

66 66
Percentage of Expected
Generation Hedged
• How many equivalent MW have been
hedged at forward market prices; all hedge
products used are converted to an
equivalent average MW volume
• Takes ALL hedges into account whether
they are power sales or financial products
Equivalent MWs Sold
Expected Generation
=
Our normal practice is to hedge commodity risk on a ratable basis over the three years leading to the spot market
• Carry operational length into spot market to manage forced outage and load-following risks
• By using the appropriate product mix, expected generation hedged approaches the mid-90s percentile as the delivery period approaches
• Participation in larger procurement events, such as utility auctions, and some flexibility in the timing of hedging may mean the hedge program is not strictly ratable from quarter to quarter
Exelon Generation Hedging Program

67 67
2011 2012 2013
Estimated Open Gross Margin ($ millions)
(1)(2)
$4,800 $4,700 $5,300
Open gross margin assumes all expected generation is sold
at the Reference Prices listed below
Reference Prices
(1)
Henry Hub Natural Gas ($/MMBtu)
NI-Hub ATC Energy Price ($/MWh)
PJM-W ATC Energy Price ($/MWh)
ERCOT North ATC Spark Spread ($/MWh)
(3)
$4.44
$29.92
$41.07
$(0.37)
$5.07
$31.89
$43.10
$0.31
$5.29
$34.04
$45.02
$1.52
Exelon Generation Open Gross Margin and
Reference Prices
(1) Based on September 30, 2010 market conditions.
(2) Gross margin is defined as operating revenues less fuel expense and purchased power expense, excluding the impact of decommissioning and other incidental revenues. Open gross margin is estimated based upon an internal model that is developed by dispatching our expected generation to current market power and fossil fuel prices. Open gross margin assumes there is no hedging in place other than fixed assumptions for capacity cleared in the RPM auctions and uranium costs for nuclear power plants.  Open gross margin contains assumptions for other gross margin line items such as various ISO bill and ancillary revenues and costs and PPA capacity revenues and payments.  The estimation of open gross margin incorporates management discretion and modeling assumptions that are subject to change.
(3) ERCOT North ATC spark spread using Houston Ship Channel Gas, 7,200 heat rate, $2.50 variable O&M.

2011 2012 2013
Expected Generation (GWh)
(1)
163,400 162,700 161,100
Midwest 99,100 96,900 95,300
Mid-Atlantic 56,500 57,100 56,400
South 7,800 8,700 9,400
Percentage of Expected Generation Hedged
(2)
87-90% 62-65% 31-34%
Midwest 86-89 61-64 28-31
Mid-Atlantic 93-96 66-69 36-39
South 62-65 49-52 35-38
Effective Realized Energy Price ($/MWh)
(3)
Midwest $44.00 $43.50 $43.00
Mid-Atlantic $57.50 $50.50 $52.00
ERCOT North ATC Spark Spread $(1.00) $(4.50) $(7.50)
Generation Profile
(1) Expected generation represents the amount of energy estimated to be generated or purchased through owned or contracted for capacity.  Expected generation is based upon a simulated dispatch model that makes assumptions regarding future market conditions, which are calibrated to market quotes for power, fuel, load following products and options.  Expected generation assumes 11 refueling outages in 2011 and 2012 and 9 refueling outages in 2013 at Exelon-operated nuclear plants and Salem.  Expected generation assumes capacity factors of 93.3%,  93.1% and 93.3% in 2011, 2012 and 2013 at Exelon-operated nuclear plants. These estimates of expected generation in 2011, 2012 and 2013 do not represent guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years.
(2) Percent of expected generation hedged is the amount of equivalent sales divided by the expected generation.  Includes all hedging products, such as wholesale and retail sales of power, options and swaps.  Uses expected value on options. Reflects decision to permanently retire Cromby Station and Eddystone Units 1&2 as of May 31, 2011.  Current RMR discussions do not impact metrics presented in the hedging disclosure.
(3) Effective realized energy price is representative of an all-in hedged price, on a per MWh basis, at which expected generation has been hedged.  It is developed by considering the energy revenues and costs associated with our hedges and by considering the fossil fuel that has been purchased to lock in margin. It excludes uranium costs and RPM capacity revenue, but includes the mark-to-market value of capacity contracted at prices other than RPM clearing prices including our load obligations.  It can be compared with the reference prices used to calculate open gross margin in order to determine the mark-to-market value of Exelon Generation's energy hedges.

69 69
Gross Margin Sensitivities with Existing Hedges ($ millions)
(1)
Henry Hub Natural Gas
+ $1/MMBtu
- $1/MMBtu
NI-Hub ATC Energy Price
+$5/MWH
-$5/MWH
PJM-W ATC Energy Price
+$5/MWH
-$5/MWH
Nuclear Capacity Factor
+1% / -1%
2011
$30
$(15)
$60
$(50)
$20
$(15)
+/- $40
2012
$225
$(175)
$205
$(195)
$120
$(115)
+/- $40
2013
$455
$(420)
$345
$(340)
$200
$(195)
+/- $45
Exelon Generation Gross Margin Sensitivities
(with Existing Hedges)
(1) Based on September 30, 2010 market conditions and hedged position. Gas price sensitivities are based on an assumed gas-power relationship derived from an internal model that is updated periodically. Power price sensitivities are derived by adjusting the power price assumption while keeping all other prices inputs constant. Due to correlation of the various assumptions, the hedged gross margin impact calculated by aggregating individual sensitivities may not be equal to the hedged gross margin impact calculated when correlations between the various assumptions are also considered.

70 70
95% case
5% case
$5,100
$7,200
$6,600
$6,400
Exelon Generation Gross Margin Upside / Risk
(with Existing Hedges)
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
2011
2012
2013
$6,900
$4,700
(1) Represents an approximate range of expected gross margin, taking into account hedges in place, between the 5th and 95th percent confidence levels assuming all unhedged supply is sold into the spot market.  Approximate gross margin ranges are based upon an internal simulation model and are subject to change based upon market inputs, future transactions and potential modeling changes. These ranges of approximate gross margin do not represent earnings guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years. The price distributions that generate this range are calibrated to market quotes for power, fuel, load following products and options as of September 30, 2010.

71 71
Midwest Mid-Atlantic ERCOT
Step 1 Start with fleetwide open gross margin
$4.80 billion
Step 2 Determine the mark-to-market value of
energy hedges
99,100GWh * 87% *
($44.00/MWh-$29.92MWh)
= $1.21 billion
56,500GWh * 94% *
($57.50/MWh-$41.07/MWh)
= $0.87 billion
7,800GWh * 63% *
($(1.00)/MWh-$(0.37)/MWh)
= $(0.00) billion
Step 3 Estimate hedged gross margin by
adding open gross margin to mark-to-
market value of energy hedges
Open gross margin:                              $4.80 billion
MTM value of energy hedges:              $1.21billion + $0.87billion + $(0.00) billion
Estimated hedged gross margin:          $6.88 billion
Illustrative Example
of Modeling Exelon Generation 2011 Gross Margin
(with Existing Hedges)

Current Market Prices
Units 2008 (1) 2009 (1) 2010 (5) 2011 (6) 2012 (6) 2013 (6)
PRICES (as of September 30, 2010)
PJM West Hub ATC ($/MWh)
68.52 (2) 38.30 (2) 44.38 41.06 43.09 45.01
PJM NiHub ATC ($/MWh)
49.00 (2) 28.86 (2) 32.82 29.91 31.88 34.05
NEPOOL MASS Hub ATC ($/MWh)
80.56 (2) 42.02 (2) 48.33 44.73 47.99 50.43
ERCOT North On-Peak ($/MWh)
73.36 (3) 33.50 (3) 40.13 39.21 45.23 48.19
Henry Hub Natural Gas ($/MMBTU)
8.85 (4) 3.94 (4) 4.42 4.44 5.07 5.29
WTI Crude Oil ($/bbl)
104.49 (4) 61.56 (4) 77.28 84.35 87.12 88.22
PRB 8800 ($/Ton)
12.17 9.20 12.62 14.93 15.56 16
NAPP 3.0 ($/Ton)
105.36 50.98 65.37 70 72 70
ATC HEAT RATES (as of September 30, 2010)
PJM West Hub / Tetco M3 (MMBTU/MWh)
6.97 8.26 10.15 8.33 7.83 7.92
PJM NiHub / Chicago City Gate (MMBTU/MWh)
5.57 7.36 7.31 6.70 6.31 6.47
ERCOT North / Houston Ship Channel (MMBTU/MWh)
7.42 7.95 7.23 7.69 7.77 7.98
(1) 2008 and 2009 are actual settled prices.
(2) Real Time LMP (Locational Marginal Price).
(3) Next day over-the-counter market.
(4) Average NYMEX settled prices.
(5) 2010 information is a combination of actual prices through September 30, 2010 and market prices for the balance of the year.
(6) 2011, 2012 and 2013 are forward market prices as of September 30, 2010.

35
40
45
50
55
60
65
70
75
10/09 11/09 12/09 1/10 2/10 3/10 4/10 5/10 6/10 7/10 8/10 9/10 10/10
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
10/09 11/09 12/09 1/10 2/10 3/10 4/10 5/10 6/10 7/10 8/10 9/10 10/10
73 73
20
25
30
35
40
45
50
10/09 11/09 12/09 1/10 2/10 3/10 4/10 5/10 6/10 7/10 8/10 9/10 10/10
50
55
60
65
70
75
80
85
90
10/09 11/09 12/09 1/10 2/10 3/10 4/10 5/10 6/10 7/10 8/10 9/10 10/10
Market Price Snapshot
Forward NYMEX Natural Gas
PJM-West and Ni-Hub On-Peak Forward Prices
PJM-West and Ni-Hub Wrap Forward Prices
2011 $5.55
2012  $5.93
Forward NYMEX Coal
2011 $67.29
2012 $74.50
2011 Ni-Hub  $40.83
2012 Ni-Hub $42.55
2012 PJM-West  $55.20
2011 PJM-West $53.61
2011 Ni-Hub $24.76
2012 Ni-Hub $26.25
2012 PJM-West $39.57
2011 PJM-West $38.26
Rolling 12 months, as of October 25th, 2010. Source: OTC quotes and electronic  trading system. Quotes are daily.

Exelon Generation

$ / MMBtu

$ / MWhr

MMBtu / MWhr

$ / MWhr

74 74 74
4.5
5.5
6.5
7.5
8.5
9.5
10.5
11.5
12.5
13.5
10/09 11/09 12/09 1/10 2/10 3/10 4/10 5/10 6/10 7/10 8/10 9/10 10/10
8.0
8.2
8.4
8.6
8.8
9.0
9.2
9.4
9.6
9.8
10.0
10/09 11/09 12/09 1/10 2/10 3/10 4/10 5/10 6/10 7/10 8/10 9/10 10/10
35
40
45
50
55
60
65
70
10/09 11/09 12/09 1/10 2/10 3/10 4/10 5/10 6/10 7/10 8/10 9/10 10/10
3.5
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
10/09 11/09 12/09 1/10 2/10 3/10 4/10 5/10 6/10 7/10 8/10 9/10 10/10
Market Price Snapshot
2012 9.07
2011 8.92
2011 $48.56
2012 $52.71
2011 $5.44
2012 $5.81
Houston Ship Channel Natural Gas
Forward Prices
ERCOT North On-Peak Forward Prices
ERCOT North On-Peak v. Houston Ship Channel
Implied Heat Rate
2011 $6.73
2012 $8.27
ERCOT North On Peak Spark Spread
Assumes a 7.2 Heat Rate, $1.50 O&M, and $.15 adder
Rolling 12 months, as of October 25th, 2010. Source: OTC quotes and electronic  trading system. Quotes are daily.

75 * * * * * * ********* ********* ********* ********* ********* *********

ComEd Load Trends
Note: C&I = Commercial & Industrial
Weather-Normalized Load Year-over-Year
(1)
A gradually improving economy is expected in 2011 as incremental improvements in the labor market –
led by hiring in the manufacturing and professional/business services sectors – build economic momentum
2011 will be more of a transition year than a recovery year as the inventory and fiscal stimulus boosts are fading in late 2010 to be replaced by growth in 2011 from a cautious private sector.
Housing conditions will weigh on the economy. There is little reason for significant increases in either
2011 housing starts or home prices.
2011 Outlook
-10.0%
-7.5%
-5.0%
-2.5%
0.0%
2.5%
5.0%
7.5%
10.0%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10E
-10.0%
-7.5%
-5.0%
-2.5%
0.0%
2.5%
5.0%
7.5%
10.0%
All Customer Classes Large C&I
Residential Gross Metro Product
(1) Not adjusted for leap year effect.

ComEd 2010 Delivery Service
Rate Case Filing Summary
$396 Total ($2,337 million revenue requirement)
(6)
$45 Other adjustments
(5)
$22 Bad debt costs (resets base level of bad debt to 2009 test year)
$55 Pension and Post-retirement health care expenses
(4)
$95
Capital Structure
(3)
: ROE – 11.50% /
Common Equity – 47.33% / ROR – 8.99%
$179
(1)(2)
Rate Base: $7,717 million
(1)
Requested Revenue
Increase
($ in millions)
Primary drivers of rate request are new plant investment, pension/retiree health care and cost of capital
(1) Filed June 30, 2010 based on 2009 test year, including pro forma capital additions through June 2011, and certain other 2010 pro forma adjustments.
Updating the depreciation and deferred tax reserves to June 2011 would reduce rate base by an estimated $667 million and would reduce the revenue requirement by approximately $85 million.
(2) Includes increased depreciation expense.
(3) Requested capital structure does not include goodwill; ICC docket 07-0566 allowed 10.3% ROE, 45.04% equity ratio and 8.36% ROR. ROE includes
0.40% adder for energy efficiency incentive.
(4) Reflects 2010 expense levels, compared to 2007 expense levels allowed in last rate case.
(5) Includes reductions to O&M and taxes other than income, offset by wage increases, normalization of storm costs and the Illinois Electric Distribution
Tax, other O&M increasess and decreases in load.
(6) Net of Other Revenues.
ICC Docket No. 10-0467

ComEd 2010 Rate Case Update
ComEd Request (6/30/10)
$396M increase requested
11.50% ROE / 47.33% equity ratio
Rate base $7,717M
2009 test year with pro forma plant
additions thru 6/30/11
ICC Staff Testimony (10/26/10)
$78M increase recommended
10.00% ROE / 47.11% equity ratio
Rate base $6,663M
Pro forma additions and depreciation
reserve thru 9/30/10
(ICC Docket No. 10-0467)
$ millions
ComEd Request 396 $
Staff Adjustments:
Plant Additions / Depreciation Reserve (122)
ROE / Capital Structure (97)
Pension Asset (33)
Incentive Compensation / Severance (23)
Cash Working Capital (9)
Amortization of Regulatory Assets (8)
Pension and OPEB Expense (4)
Other Items (22)
ICC Staff Recommendation 78 $
Reconciliation of ICC Staff to ComEd

3.82
4.73
7.44
7.03
0.73
0.73
0.65
0.60
ComEd Delivery Rate Case
Residential Rate Impacts 2010 to 2011
(1)
(1) Reflects change in distribution rates only.  Assumes Energy, Transmission and all other components remain constant as of June 2010, except as noted above.
(2) "All Other" includes impact of riders that are applicable to residential bills.
Unit rates: cents / kWh
All Other
(2)
Transmission
Energy
Distribution
Approximately
4% increase
July 1, 2010
July 1, 2011
Transmission: Subject to FERC
formula rate annual update
Comments
Energy: Reflects reduced PJM capacity
price that PJM has published for the
June 2011 – May 2012 planning
period.  Energy component may vary
Distribution: As proposed
12.63
13.09
Note:  Amounts may not add due to rounding.
Proposed residential rate impact of 7% will be mitigated by impact of lower capacity prices resulting in an increase of 4%
Straight Fixed/Variable Rate Design:
Move delivery bill from current 37%
fixed/ 63% variable to 80% fixed/ 20%
variable by 2013

ComEd Delivery Rate Case
Alternative Regulation (Alt Reg) Proposal
ComEd filed a companion Alt Reg filing on August 31, 2010 proposing to recover the costs of pre-approved smart grid and other projects outside of the traditional rate case process
• 9-month statutory process
Proposal would allow for accelerated modernization of the distribution system, increased assistance to low-income households and the purchase of electric vehicles
Initial series of proposed programs is $60 million, but would create a collaborative framework for increased investments in the future implementation of ICC-approved Smart Grid investments
The proposal includes a “flow-through mechanism” to recover capital carrying costs and incremental O&M, as incurred
Assured savings to customers – $2 million on capped O&M costs for program costs
(excluding CARE)
Includes an incentive/penalty mechanism for performance above or under budget
Alt Reg Proposal is permitted under section 9-244 of the IL Public Utilities Act
$30 $15 Man-hole refurbishment and cable replacement
- $10 Expanded funding for low income CARE programs
(1)
$5 - Electric Vehicle Fleet Purchase
Capital O&M $ millions
(1) CARE = Customers’ Affordable Reliable Energy. Total CARE amount for two-year proposal is $20 million.

ComEd Delivery Service Rate Case
Tentative Schedule
Delivery Service Rate Case Filed – June 30, 2010
Alt Reg Proposal Filed – August 31, 2010
Staff and Intervenor Direct Testimony – October 26, 2010 (Rate Case), November 19 (Alt Reg)
ComEd Rebuttal Testimony – November 22 (Rate Case), December 8 (Alt Reg)
Staff and Intervenor Rebuttal Testimony - December 23, 2010 (Rate Case), December 30 (Alt Reg)
ComEd Surrebuttal Testimony – January 3, 2011 (Rate Case), January 5 (Alt Reg)
Hearings – January 2011
Administrative Law Judge Order – March 31, 2011
Final Order Expected – May 2011
New Rates Effective – June 2011

6.7
7.7
1.9
2.0
6.7
1.9
Transmission
Distribution
ComEd Rate Base Growth
June 1, 2011 October 1, 2008 Rates Effective
47.33% 45.04% Equity %
11.5% 10.3% ROE
$7,717 million $6,694 million Rate Base
2009 pro forma 2006 pro forma Test Year
Current Filing
6/30/2010
Prior Rate Case ELECTRIC
DISTRIBUTION
June 1, 2010 Rates Effective
56% Equity %
11.5% ROE
$1,949 million Rate Base
2009 pro forma Test Year
FERC Formula rate TRANSMISSION
Distribution rate
cases expected every
~2-3 years
Transmission: FERC
formula rate adjusted
every year on June 1
$8.6 $8.6
2009 2010E 2011E
$9.7
ComEd executing on regulatory recovery plan
Rate Base in Rates
End of Year ($ in billions)
(1)
Recent Rate Cases
8.5% Earned ROE
~45%
Target
~46% Equity
2009
(1) Amounts include pro forma adjustments.  On September 30, 2010, the Illinois Appellate Court ruled with regard to ComEd’s 2007 distribution rate case and held that the ICC abused its discretion in not reducing ComEd’s rate base to account for an additional 18 months of accumulated depreciation while including pro forma plant additions post-test year through that period.  The Court remanded the case to the ICC.  For the 2007 rate case, the Court’s ruling would reduce the $6,694 million rate base by ~$500 - $670 million resulting in a revenue reduction between $57 and $77 million.  For the current rate case, updating the depreciation and deferred tax reserves to June 2011 would reduce the $7,717 million rate base by an estimated $667 million and would reduce the revenue requirement by approximately $85 million.
Note: Amounts may not add due to rounding.
10%

Illinois Power Agency (IPA)
RFP Procurement
Note: Chart is for illustrative purposes only.
REC = Renewable Energy Credit; RFP = request for proposal
Auction
Contract
June 2010 June 2011 June 2012 June 2013 June 2014
Financial Swap Agreement with ExGen
(ATC baseload energy only – notional
quantity 3,000 MW)
Term Fixed Price
6/1/10-12/31/10 $50.15/MWh
1/1/11-12/31/11 $51.26
1/1/12-12/31/12 $52.37
1/1/13-5/31/13 $53.48
Long-Term REC Procurement Scheduled for November 2010
• 1.4 million MWh of renewable resources annually beginning in June 2012 under 20-year contracts
• RFP bids due on November 19
th
with contracts signed early December
Spring 2011 Procurement Plan
• IPA proposal submitted with a number of issues to be resolved. Final ICC decision expected by year end
• Provisions that appear likely to continue:
Annual energy procurements over a three-year time frame
Target a 35%/35%/30% laddered procurement approach
• Other items being discussed:
Additional energy efficiency, demand response purchases
More long-term contracts for renewables
2009 RFP
2010 RFP
2011 RFP
2011 RFP
2012 RFP
2012 RFP
2013 RFP
2010 RFP
2011 RFP
Financial
Swap

84 * * * * * *

PECO Load Trends
Weather-Normalized Load Year-over-Year
(1)
2011 Outlook
Economically driven load growth will be significantly offset by mandated energy efficiency initiatives.
2011 GMP will show a gradual improvement over 2010, but not a robust recovery, where both non-
manufacturing employment and income see growth of less than 1.5%
Manufacturing employment is expected to remain nearly flat
The housing market will offer neither a real drag nor a real boost in 2011
(1) Not adjusted for leap year effect
-10.0%
-7.5%
-5.0%
-2.5%
0.0%
2.5%
5.0%
7.5%
10.0%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10E
-10.0%
-7.5%
-5.0%
-2.5%
0.0%
2.5%
5.0%
7.5%
10.0%
All Cust. Classes Large C&I
Residential Gross Metro Product
Note: C&I = Commercial & Industrial

PECO – Electric & Gas Distribution
Rate Case Settlements
Joint settlement filed with the PAPUC on August 31, 2010 for both electric and gas rate cases
Settlements are subject to administrative law judges review and PAPUC approval by mid-December 2010
$20 million $225 million
Revenue Requirement Increase in
Settlement
(1)
R-2010-2161592 R-2010-2161575 Docket #
~7%
Electric
~4%
2011 Distribution Price Increase as %
of Overall Customer Bill for Residential
customers
Gas Rate Case Details
(1) Settlements are on an overall revenue requirement basis, meaning no details are provided for allowed ROE, rate base or capital structure.
Note: Electric and gas rate case filings available on Pennsylvania Public Utility Commission (PAPUC) website (www.puc.state.pa.us) or www.peco.com/know.
New rates scheduled to go into effect on January 1, 2011

5.03
6.26
5.84
0.69
0.51
2.57
8.40
PECO Electric Residential Rate
Increases 2010 to 2011
January 1, 2011 January 1, 2010
Total = 14.7¢
Unit Rates (¢/kWh)
Proposed Total Bill
Increase ~5.1%
Total = 15.4¢
AEPS                                 ~0.7%
Smart Meter ~0.6%
Default Service Surcharge
Mechanism                      ~(2.9)%
Transmission and Distribution   ~7%
Transmission Surcharge
Mechanism                               ~1.2%
Distribution Rate Case             ~5.5%
Energy / Capacity
Competitive Transition
Charge (CTC)
Transmission
Distribution
0.47
Energy Efficiency
Surcharge
Breakdown of 2010 to 2011
~5.1% Increase (On Total Bill)
Notes:
• Rates effective January 1, 2010 include Act 129 Energy Efficiency surcharge of 2%.
• Represents average of all residential rates including the effect of discounted rates provided to low income customers.
• AEPS = Alternative Electric Portfolio Standard
0.29

3.0
3.3
3.5
0.6
0.6
0.6
1.1
1.1
1.1
0.9
Electric Distribution Electric Transmission
CTC Gas
PECO Executing on Transition Plan
$225 million Revenue Increase
January 1, 2011 Rates Effective
2010 Test Year
Filing
3/31/2010
ELECTRIC
DISTRIBUTION
$20 million Revenue Increase
January 1, 2011 Rates Effective
2010 Test Year
Filing
3/31/2010
GAS DELIVERY
14.8%
53%
2009 Target
51-53%
Earned ROE
Equity (1)
$5.6
$5.0
2009 2010E
(1) As determined for rate-making purposes. Amounts reflect pro forma adjustments that may be made to determine rate base for rate case filing purposes.
$5.2
2011E
PECO is managing through its transition period and is positioned for continued strong financial performance post-2010
Rate Base in Rates
End of Year Balance ($ in billions)
(1)
Recent Rate Cases
(1)
Stated rate; no
recent rate cases
TRANSMISSION
Periodic rate
cases
going forward
10%

PECO Procurement
(1) See PECO Procurement website (http://www.pecoprocurement.com) for additional details regarding PECO’s procurement plan and RFP results.
(2) Wholesale prices.  No Small/Medium Commercial products were procured in the June 2009 RFP.
(3) For Large C&I customers who previously opted to participate in the 2011 fixed-priced full requirements product.
(4) Large Hourly price includes ancillary services and supplier-provided AEPS cost.
Large Commercial and Industrial
Large Fixed May ’10 RFP - average price of $77.55/MWh
(2)(3)
Large Hourly Sept ‘10 RFP - average price of $4.83/MWh
(4)
Medium Commercial
Sept ’09 / May ’10 RFP aggregate result $77.89/MWh
(2)
Sept ‘10 RFP average price of $70.36/MWh
(2)
Residential
June ’09 RFP average price of $88.61/MWh
(2)
Sept ’09 RFP average price of $79.96/MWh
(2)
May ‘10 RFP average price of $69.38/MWh
(2)
Sept ’10 RFP average price of $66.83/MWh
(2)
Small Commercial
Sept ’09 / May ’10 RFP aggregate result $77.65/MWh
(2)
Sept ‘10 RFP average price of $70.82/MWh
(2)
85% full requirements
15% full requirements
spot
Medium Commercial
(peak demand >100
kW but <= 500 kW)
Fixed-priced full
requirements
(3)
Hourly full requirements
Large Commercial &
Industrial (peak
demand >500 kW)
90% full requirements
10% full requirements
spot
75% full requirements
20% block energy
5% energy only spot
Products
Small Commercial
(peak demand <100
kW)
Residential
Customer Class
PECO Procurement Plan
(1)
2011 Supply Procured
2011 supply procured, two procurement events per year moving forward

PECO Smart Grid/Smart Meter
($ millions pre-tax) 2010 2011 2012 2013 Total
Act 129 Smart Meter Expanded Initial Deployment
(1)
39 $        86 $        116 $      59 $        300 $
Smart Grid Stimulus Case 40           45           15           100
Total Stimulus Case 79           131         131         59           400
Stimulus Grant (40)          (66)          (66)          (30)          (200)
Total Expenditures net of Stimulus grant 40 $        66 $        66 $        30 $        200 $
(1)  Includes approximately $20 million/yr of O&M in 2010-2012. Data contained in this slide is rounded.
2010- 2013 Projected Expenditures
• ACT 129 required Smart
Meter technology in 15 years
• DOE $200M assistance
agreement completed in May
–
Accelerated Smart Meter
deployment to 10 years
• PA PUC Smart Meter Plan
approval received in April
• PECO to spend $650M in
total (including stimulus grant)
– $550M for Smart Meter
– $100M for Smart Grid
• Surcharge mechanism with
10% allowed return
• Letters of Intent with vendors for
Automated Metering Infrastructure
(AMI) communications network,
smart meters and meter
installation; projects underway
• Significant field work on Smart Grid
projects to enhance reliability in
progress
• Implemented DOE compliance
reporting
• Sub-applicant agreements signed
with Drexel and Liberty Partners
• Dynamic Pricing Plan filing in
progress
• Complete limited test of our Smart
Meter and communications system
technologies
• Continue to integrate supporting
AMI systems (e.g., meter data
management, billing, middleware)
• Continue Smart Grid Distribution
Automation and Intelligent
Substations Implementation
• Complete Distribution Management
and Geographical Information
System Vendor Selections
• Finalize communications and
customer experience plan
Background
Near-Term Focus
Key Accomplishments

2009 GAAP EPS Reconciliation
0.16 - - - 0.16 Mark-to-market adjustments from economic hedging activities
(0.05) - - - (0.05) Retirement of fossil generating units
(0.01) - - (0.01) - City of Chicago settlement with ComEd
(0.10) - - (0.01) (0.09) 2007 Illinois electric rate settlement
(0.11) (0.04) - - (0.07) Costs associated with early debt retirements
(0.20) - - - (0.20) Impairment of certain generating assets
(0.03) - (0.00) (0.02) (0.01) 2009 restructuring charges
0.05 - - - 0.05 Decommissioning obligation reduction
(0.03) (0.03) - - - NRG Energy, Inc. acquisition costs
0.19 - - - 0.19 Unrealized gains related to nuclear decommissioning trust funds
0.10 (0.02) - 0.06 0.06
Non-cash remeasurement of income tax uncertainties and reassessment of state deferred income taxes
$4.09 $(0.21) $0.53 $0.56 $3.21 FY 2009 GAAP Earnings (Loss) Per Share
$4.12 $(0.12) $0.54 $0.54 $3.16 2009 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
Exelon Other PECO ComEd ExGen
2009 GAAP EPS Reconciliation (1)
(1) All amounts shown are per Exelon share and represent contributions to Exelon's EPS.
Note:  Amounts may not add due to rounding.

2010 Earnings Outlook
Exelon’s 2010 adjusted (non-GAAP) operating earnings outlook excludes the earnings effects of the following:
• Mark-to-market adjustments from economic hedging activities
• Unrealized gains and losses from nuclear decommissioning trust fund investments to the extent not offset by contractual accounting as described in the notes to the consolidated financial statements
• Significant impairments of assets, including goodwill
• Costs associated with the 2007 Illinois electric rate settlement agreement
• Costs associated with ComEd’s 2007 settlement with the City of Chicago
• Costs associated with the retirement of fossil generating units
• Non-cash charge resulting from passage of Federal health care legislation
• Non-cash remeasurement of income tax uncertainties
• External costs associated with Exelon’s proposed acquisition of John Deere Renewables
• Impairment of certain emission allowances
• Other unusual items
• Significant future changes to GAAP
Operating earnings guidance assumes normal weather for remainder of the year
Operating O&M target excludes the following items:
• Exelon Generation: Decommissioning accretion expense
• ComEd and PECO: Impact of regulatory riders

Exelon Investor Relations Contacts
Exelon Investor Relations
10 South Dearborn Street
Chicago, Illinois 60603
312-394-2345
312-394-4082 (Fax)
For copies of other presentations,
annual/quarterly reports, or to be added
to our email distribution list please
contact:
Martha Chavez, Executive Admin
Coordinator
312-394-4069
Martha.Chavez@ExelonCorp.com
Investor Relations Contacts:
Stacie Frank, Vice President
312-394-3094
Stacie.Frank@ExelonCorp.com
Melissa Sherrod, Director
312-394-8351
Melissa.Sherrod@ExelonCorp.com
Paul Mountain, Manager
312-394-2407
Paul.Mountain@ExelonCorp.com
Marybeth Flater, Manager
312-394-8354
Marybeth.Flater@ExelonCorp.com
Sandeep Menon, Principal Analyst
312-394-7279
Sandeep.Menon@ExelonCorp.com